UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2020

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZAYO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on May 8, 2019, Zayo Group Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Front Range TopCo, Inc., a Delaware corporation (“Parent”), and Front Range BidCo, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“BidCo”), providing for the merger of BidCo with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Company currently anticipates the closing of the Merger to occur by late first calendar quarter or early second calendar quarter of 2020.

In connection with the Merger Agreement, on January 17, 2020, BidCo commenced cash tender offers for any and all of the outstanding 6.00% Senior Notes due 2023 (the “2023 Notes”), 6.375% Senior Notes due 2025 (the “2025 Notes”) and 5.750% Senior Notes due 2027 (together with the 2023 Notes and 2025 Notes, the “Notes”), each co-issued by Zayo Group, LLC and Zayo Capital, Inc. In connection with the tender offers, BidCo is soliciting consents of holders of each series of Notes to authorize the elimination of substantially all of the restrictive covenants and certain reporting obligations and the elimination or modification of certain of the events of default and related provisions contained in the applicable indenture governing such Notes. The early tender deadline for each tender offer is 5:00 p.m., New York City time, on January 31, 2020, and each tender offer will expire at 12:00 midnight, New York City time, at the end of the day on February 14, 2020, in each case, unless extended or earlier terminated by BidCo with respect to such tender offer. BidCo’s obligation to consummate the tender offers is subject to the satisfaction or waiver of certain conditions, including, among others, (i) with respect to each series of Notes, the receipt of validly delivered consents to the proposed amendments to the indentures governing such Notes from holders representing at least a majority of the aggregate principal amount of such series of Notes then outstanding and (ii) the substantially concurrent consummation of the Merger on the terms and conditions set forth in the Merger Agreement.

* * *

Forward Looking Statements

Certain statements made herein, including, for example, statements regarding the tender offers, the consent solicitations and the Merger, are “forward-looking statements”. These forward-looking statements typically include words such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved, and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, many of which are beyond our control, and are not guarantees of future results or achievements. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations. As a result, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the delay or termination of the Merger Agreement or the inability to complete the tender offers, the consent solicitations or the Merger; the outcome or length of any legal proceedings that have been, or will be, instituted related to the Merger Agreement; the inability to complete the Merger due to the failure to satisfy the conditions to completion of the Merger, including the receipt on a timely basis or at all of any required regulatory clearances related to the Merger; the inability to satisfy the conditions to the tender offers; whether the tender offers will be consummated in accordance with the terms set forth in the offer to purchase or at all and the timing of any of the foregoing; the failure of Parent to obtain or provide on a timely basis or at all the necessary financing as set forth in the equity commitment letters delivered pursuant to the Merger Agreement; and the other risks and uncertainties discussed from time to time in our other reports and other public filings with the Securities and Exchange Commission (the “SEC”) as described below. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive.

Additional information concerning these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings with the SEC. Our SEC filings are available publicly on the SEC’s website at www.sec.gov, on the Company’s website at https://investors.zayo.com or by contacting the investor relations department of the Company. Except to the extent required by applicable law, we disclaim any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

	By:	/s/ Matt Steinfort
Matt Steinfort
Chief Financial Officer
DATED: January 17, 2020